UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 7, 2006

                        TRUMP ENTERTAINMENT RESORTS, INC.
                    TRUMP ENTERTAINMENT RESORTS HOLDINGS, LP
                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
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           (Exact Name of Registrants as Specified in Their Charters)

                                    Delaware
                                    Delaware
                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

         1-13794                                          13-3818402
        33-90786                                          13-3818407
       33-90786-01                                        13-3818405
(Commission File Number)                       (IRS Employer Identification No.)

  1000 Boardwalk at Virginia Avenue
      Atlantic City, New Jersey                                     08401
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(Address of Principal Executive Offices)                         (Zip Code)

                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 7, 2006, Keystone Redevelopment Partners, LLC ("Keystone"), a Delaware limited liability company and indirect majority-owned subsidiary of Trump Entertainment Resorts, Inc. (the "Company"), entered into that certain option agreement with Tasty Baking Company ("TBC"), a Pennsylvania corporation (the "Option Agreement"), related to an approximately 12-acre parcel of land located at the intersection of Fox Street and Roberts Avenue in Philadelphia, Pennsylvania known as 3413 Fox Street, owned by TBC (the "Property").

         Pursuant to the Option Agreement and in consideration of $1.6 million payable by Keystone to TBC in accordance with the terms of the Option Agreement, TBC granted Keystone the sole and exclusive right to purchase the Property (the "Purchase Option") on the terms and conditions set forth in the Option Agreement.

         The term of the Option Agreement commenced on July 7, 2006 and expires on the earlier of (a) the first business day immediately following the one month anniversary of the Pennsylvania Gaming Control Board's issuance of two Category 2 Slot Licenses for Philadelphia, or (b) June 30, 2008 (the "Term"). Keystone has the right to extent the Term to December 31, 2008 and then to June 30, 2009, upon the payment of an extension fee for each such extension. Subject to the terms and conditions in the Option Agreement, Keystone may exercise the Purchase Option or terminate the Option Agreement at any time during the Term by providing written notice thereof to TBC. Purchase Price payable by Keystone upon the closing of the exercise of the Purchase Option is $14.4 million.


         In the event Keystone exercises the Purchase Option by providing the required exercise notice (the "Exercise Notice"), TBC will convey the Property to Keystone at a closing to take place at least two hundred seventy (270) days after the Exercise Notice is provided, unless otherwise agreed by the parties.

ITEM 7.01         REGULATION FD DISCLOSURE.

         The information set forth under this Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Attached as Exhibit 99.1 hereto is a press release issued by the Company on July 11, 2006.

ITEM 9.01         FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

99.1     Press Release issued by Trump Entertainment  Resorts,  Inc. on July 11,
         2006

        Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 11, 2006


                                  TRUMP ENTERTAINMENT RESORTS, INC.



                                  By:   /s/  Robert M. Pickus
                                       ---------------------------------------
                                  Name:   Robert M. Pickus
                                  Title:  Executive Vice President and Secretary



                                  TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.



                                  By:   /s/  Robert M. Pickus
                                       ---------------------------------------
                                  Name:   Robert M. Pickus
                                  Title:  Executive Vice President and Secretary


                                  TRUMP ENTERTAINMENT RESORTS FUNDING, INC.



                                  By:   /s/  Robert M. Pickus
                                       ---------------------------------------
                                  Name:   Robert M. Pickus
                                  Title:  Executive Vice President and Secretary